Exhibit 99.1

On November 6, 2006, Leonard A. Lauder ("LAL") sold 33,300 shares of Class A Common Stock at an average sale price of $39.9933. The information regarding the shares sold that day at each price appears in the two columns below:

              100       $39.9600
              800       $39.8300
            1,000       $39.7600
              100       $39.5800
              400       $39.9400
            2,000       $39.7700
              400       $39.8200
              400       $39.6700
            2,500       $39.7000
              900       $39.7900
            1,600       $39.7800
              800       $39.6600
            1,000       $39.6800
            3,000       $39.7100
              400       $39.8500
              100       $39.6000
              900       $39.6400
            2,400       $39.7300
              900       $39.8000
              500       $39.6900
              800       $39.6300
            2,300       $39.7400
              200       $39.8600
            1,400       $39.7500
              400       $39.6200
              600       $39.8100
              200       $39.9300
            1,100       $39.7200
              200       $39.8800
              600       $39.9000
              500       $39.8700
              600       $39.9100
              200       $39.9200
              500       $39.5500
              100       $39.5700
              500       $39.8900
              400       $39.6100
              200       $39.9500
              800       $39.8400
            1,500       $39.6500

On November 7, 2006, Leonard A. Lauder sold 33,300 shares of Class A Common Stock at an average sale price of $39.745. The information regarding the shares sold that day at each price appears in the two columns below:

             400              $40.2600
             600              $40.0200
             900              $39.7700
             500              $39.8000
             800              $40.0600
             700              $39.7600
           1,400              $39.9000
             200              $39.7400
           1,100              $39.9300
           2,100              $39.9900
           1,700              $39.9800
             100              $40.1100
           1,100              $39.9700
             100              $40.0800
             100              $40.2800
             600              $39.9500
             100              $40.3000
             600              $40.3100
           1,400              $39.9100
             100              $40.2300
             100              $40.3200
             200              $40.0900
             800              $39.8700
             100              $40.1400
             100              $40.3300
             200              $40.1200
             200              $39.7500
             300              $40.1000
             100              $40.3500
             300              $40.1800
             200              $39.7800
             900              $39.8900
             700              $40.0400
             200              $40.3600
             300              $40.2100
             100              $39.7200
             600              $39.8800
             800              $40.0300
             100              $40.3400
             200              $40.1500
             300              $39.7900
           1,000              $39.9400
             800              $40.0100
             100              $40.3700
             200              $40.2000
             200              $39.8200
           1,200              $39.9200
             600              $40.0500
           1,000              $40.2500
             400              $40.2200
             500              $39.8500
           1,600              $39.9600
             100              $40.0700
             100              $40.2700
             200              $40.1900
             200              $39.8300
             400              $39.8600
             600              $40.2900
             800              $40.2400
             800              $40.0000
             300              $39.8100
             800              $39.8400


On November 8, 2006, Leonard A. Lauder sold 33,300 shares of Class A Common Stock at an average sale price of $40.0485. The information regarding the shares sold that day at each price appears in the two columns below:

          300   $40.2200
        1,400   $40.0900
          200   $40.2100
        1,200   $40.0400
          500   $39.9800
          300   $39.7000
          300   $40.2000
        1,000   $40.0700
        1,200   $39.9900
          800   $39.8700
          100   $39.6300
          400   $40.2300
          700   $40.1200
        1,500   $40.0300
          400   $39.9000
          500   $39.7800
          100   $40.2400
        1,700   $40.1300
        1,400   $40.0200
          400   $39.9500
          400   $39.7700
          100   $40.2700
        2,700   $40.1400
        2,800   $40.0000
          100   $39.9400
          100   $39.6900
          300   $40.2800
          600   $40.1500
          800   $40.0100
          400   $39.8500
          100   $39.6500
          200   $40.2600
          800   $40.1700
          700   $40.0500
          200   $39.8900
          100   $39.7500
          100   $40.2500
        1,100   $40.1600
        1,300   $40.0800
          200   $39.8800
          200   $39.8000
          200   $40.1800
        1,400   $40.1000
          100   $39.8200
          100   $39.8400
        1,200   $40.1100
          400   $39.9200
          400   $39.9100
          300   $39.9300
          900   $40.0600
          600   $40.1900


After these sales, the amounts of Class A Common Stock and Class B Common Stock beneficially owned by:

(a) LAL includes (i) 5,369,169 shares of Class A Common Stock held directly,
(ii) 2,829,302 shares of Class A Common Stock and 42,705,540 shares Of Class B Common Stock held indirectly as the majority stockholder of LAL Family Corporation, which is the sole general partner of LAL Family Partners L.P.,
(iii) 40,200 shares of Class B Common Stock held individually as a trustee and beneficiary of The Estee Lauder 2002 Trust, and (iv) 390,000 shares of Class A Common Stock indirectly which are held directly by his wife, Evelyn
H. Lauder ("EHL"). LAL disclaims beneficial ownership of the shares in clauses (ii) and (iii) to the extent that he does not have a pecuniary interest in such securities and he disclaims beneficial ownership of the shares in clause (iv) owned by his wife.

(b) EHL includes (i) 390,000 shares of Class A Common Stock held directly,
(ii) 5,369,169 shares of Class A Common Stock held directly by her husband, LAL, and (iii) 2,829,302 shares of Class A Common Stock and 42,745,760 shares of Class B Common Stock held indirectly by her husband, LAL. EHL disclaims beneficial ownership of securities owned directly and indirectly by her husband, LAL.



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